Derivatives and hedge accounting - Gross carrying value of derivatives used for net investment hedging (Details) - Derivatives - Hedges of net investments in foreign operations - FX forwards and cross currency swaps - EUR (€)
€ in Millions
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about hedging instruments [line items]
Hedging instrument, assets	€ 119	€ 18
Hedging instrument, liabilities	€ 83	€ 88